LORD
ABBETT                  Equity Series
GLOBAL FUND, INC.       Income Series



        May 1, 1999



[LOGO]


As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged these funds for investment merit. It is a criminal offense to state otherwise.

Class P shares of the Income Fund are currently offered by this prospectus. Class P shares of the Equity Fund are neither offered to the general public nor available in all states.
Please call 800-821-5129 for further information.

                           TABLE OF CONTENTS

                                THE FUNDS                        Page

 Information about the goal/       Equity Fund                       2
  strategy, main risks, past       Income Fund                       5
performance, fees and expenses

                                YOUR INVESTMENT

 Information for managing          Purchases                         9
        your fund account          Opening Your Account             11
                                   Redemptions                      12
                                   Distributions and Taxes          12
                                   Services For Fund Investors      13
                                   Sales Charges and Service Fees   14
                                   Management                       15

                                FOR MORE INFORMATION

       How to learn more           Other Investment Techniques      16
        about the funds            Glossary of Shaded Terms         17
                                   Recent Performance               19

                                FINANCIALINFORMATION

   Financial highlights and line   Equity Fund                      20
 graph comparison of each fund     Income Fund                      22
                                   Compensation For Your Dealer     24

    How to learn more about the    Back Cover
funds and other Lord Abbett funds


GOAL/STRATEGY

    The fund seeks long-term growth of capital and income consistent with reasonable risk. The production of current income is a secondary consideration. To pursue its goal, the fund primarily invests in the common stocks of domestic and foreign companies in sound financial condition which are expected to show above-average price appreciation. The fund attempts to invest in companies well positioned within their industries that represent the best value. We generally try to sell securities we believe to be overvalued and reinvest the proceeds in other securities we deem to offer better value. Under normal circumstances, the fund will invest its total assets in domestic and foreign securities with at least 65% of such assets invested in equity securities primarily traded in at least three countries (including the United States).


    The fund may take a temporary defensive position by investing in domestic securities, in securities primarily traded in fewer than three foreign countries, or in debt securities with more than 35% of the fund's total assets. This could prevent the fund from realizing its investment objective.

MAIN RISKS

    While stocks have historically been a leading choice of long-term investors, they fluctuate in price. In addition, because the fund invests in foreign securities, the fund faces certain risks that are not normally involved in investments in U.S. securities. Foreign securities are not subject to the same degree of regulation as securities traded in the U.S. markets, and there may be less reliable information about the issuers of the securities. Foreign securities may experience greater price fluctuations and be less liquid than U.S. securities. In addition, there is the risk that unfavorable changes in currency exchange rates could reduce the fund's share price. The fund may, but is not required to, attempt to hedge these currency risks through the use of foreign currency forwards and options. Such hedges, if used, may not work as planned, however. Other concerns include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductible withholding taxes and different settlement practices.

    An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund.



WE OR THE FUND refers to Equity Series ("Equity Fund"), a series of Lord Abbett Global Fund, Inc. (the "company"), which operates under the supervision of the company's Board, with the advice of Lord, Abbett & Co.("Lord Abbett"), its investment manager.

ABOUT THE FUND. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies, and their risks, used by the fund.

2 The Funds

                                                 Symbols: Class A - LAGEX
                                                          Class B - LAGBX
                                                          Class C - LAGCX



PAST PERFORMANCE

    The information below provides some indication of the risks of investing in the fund by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance. Past performance is not a prediction of future results.



                           [PERFORMANCE GRAPH]

1989     1990     1991      1992     1993     1994     1995      1996     1997    1998
--------------------------------------------------------------------------------------
17.7%   -12.1%    14.8%     -1.7%    26.0%    -0.1%     9.2%      8.4%     8.0%    9.1%

Best Quarter:    4th Q  '98   19.08%
Worst Quarter:   3rd Q  '98  (18.35)%




The table below shows a comparison of the fund's class A, B and C average annual total return to that of the Morgan Stanley World Index ("MSWI"). Fund returns assume reinvestment of all dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.



CLASS            1 YEAR        5 YEARS   10 YEARS    SINCE INCEPTION(i)     MSWI(ii)
A                2.80%          5.58%     6.80%           7.07%             12.10%(iii)
---------------------------------------------------------------------------------------
B                3.37%            -         -             7.27%             21.63%(iv)
---------------------------------------------------------------------------------------
C                7.36%            -         -             8.47%             21.63%(iv)
---------------------------------------------------------------------------------------
MSWI             24.80%        16.19%    11.21%            -                    -
---------------------------------------------------------------------------------------


(i)   The dates of inception for each class are: A - 9/30/88; B - 8/1/96;
       and C - 8/1/96.
(ii) Performance for the Morgan Stanley World Index does not reflect transaction costs or management fees.
(iii) Represents total returns for the period 9/30/88 to 12/31/98, to correspond with class A inception date.
(iv) Represents total returns for the period 8/31/96 to 12/31/98, to correspond with class B and C inception date.

                                                                    The Funds 3

                                                      Symbols: Class A - LAGEX
                                                               Class B - LAGBX
                                                               Class C - LAGCX

FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

=================================================================================================
FEE TABLE
-------------------------------------------------------------------------------------------------
                                                            CLASS A   CLASS B    CLASS C   CLASS P

SHAREHOLDER FEES (Fees paid directly from your investment)
-------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-------------------------------------------------------------------------------------------------
(as a % of offering price)                                   5.75%      none      none      none
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")              none       5.00%(1)  1.00%     none
-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from fund assets) (as a % of average net assets)(2)
-------------------------------------------------------------------------------------------------
Management Fees (See "Management")                           0.75%      0.75%     0.75%     0.75%
-------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(3)                     0.35%      1.00%     1.00%     0.45%
-------------------------------------------------------------------------------------------------
Other Expenses                                               0.62%      0.62%     0.62%     0.62%
-------------------------------------------------------------------------------------------------
Total Operating Expenses                                     1.72%      2.37%     2.37%     1.82%
-------------------------------------------------------------------------------------------------


================================================================================
EXPENSE EXAMPLE
--------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.


SHARE CLASS                 1 YEAR       3 YEARS        5 YEARS     10 YEARS
Class A shares               $740         $1,085        $1,454       $2,491
-------------------------------------------------------------------------------------------------
Class B shares               $740         $1,039        $1,465       $2,546
-------------------------------------------------------------------------------------------------
Class C shares               $340         $  739        $1,265       $2,707
-------------------------------------------------------------------------------------------------
Class P shares               $185          $ 572        $  985       $2,139
-------------------------------------------------------------------------------------------------
You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares               $740         $1,085        $1,454       $2,491
-------------------------------------------------------------------------------------------------
Class B shares               $240         $  739        $1,265       $2,546
-------------------------------------------------------------------------------------------------
Class C shares               $240         $  739        $1,265       $2,707
-------------------------------------------------------------------------------------------------
Class P shares               $185         $  572        $  985       $2,139
-------------------------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.


MANAGEMENT FEES are payable to Lord Abbett for the fund's investment management.

12B-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account services and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services and professional fees.
------------------------------------------------------------------------------
(1) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.

(2) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(3) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


4  The Funds

GOAL/STRATEGY

    The fund seeks high current income consistent with reasonable risk. Capital appreciation is a secondary consideration.

    To pursue its goal, the fund primarily invests in high-quality debt securities. These high-quality debt securities consist of those securities rated within one of the two highest grades assigned by Standard & Poor's Ratings Services ("S&P") or Moody's Investor Services, Inc. ("Moody's"). The fund invests primarily in securities issued or guaranteed by governments (including the United States), their political subdivisions, authorities, agencies or instrumentalities, foreign government related issuers and supranational organizations. Under normal circumstances, the fund will invest at least 65% of such assets invested in long-term debt securities. Normally, the weighted average life of the fund's portfolio will vary based on our perception of the relationship between the return potential and the maturities of the securities, among other factors.

    Although the fund is subject to no prescribed limits on geographic asset distribution, under normal circumstances, at least 65% of its assets will be invested in at least three different countries, including the United States. The fund will select which countries and currencies it will invest in based on its perception of the best opportunities for an attractive return consistent with its objective. The fund's choices will be based on analysis of fixed-income market returns, price appreciation of fixed-income obligations, equity securities and currency exchange-rate movements.

    The fund may hold foreign currencies to meet settlement requirements relating to the purchase of foreign securities. The fund also may effect currency exchange transactions, including agreements to exchange one currency for another at a future date, known as forward foreign currency contracts. The fund may use currency exchange transactions to try to protect against uncertainties in the levels of future exchange rates between particular foreign currencies and the U.S. dollar or between foreign currencies in which portfolio securities are or may be denominated. The fund also may use these transactions as an efficient way to gain exposure to short-term interest rates in a particular country instead of investing in securities denominated in the country's currency.

    The fund may take a temporary defensive position by investing in securities primarily traded in fewer than three countries or in equity or short-term debt securities with more than 35% of the fund's total assets. Consequently, the market prices of long-term debt securities tend to be more volatile than those of short-term debt securities when interest rates change. This could prevent the fund from realizing its investment objective.

    The fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and can be expected to have portfolio turnover rates substantially in excess of 100%. For the fiscal year ended December 31, 1998, the portfolio turnover rate for the Income Fund was 359%. These rates vary year to year. High turnover increases transaction costs and may increase taxable capital gains.

WE OR THE FUND refers to Income Series ("Income Fund"), a series of Lord Abbett Global Fund, Inc. (the "company"), which operates under the supervision of the company's Board, with the advice of Lord, Abbett & Co.("Lord Abbett"), its investment manager.

ABOUT THE FUND. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

SUPRANATIONAL ORGANIZATIONS are entities designated or supported by one or more governments or governmental entities to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank.

                                                                  The Funds 5

 MAIN RISKS

    The fund faces interest rate risk, the risks involved with foreign securities, and, to a lesser degree, credit risk.

    INTEREST RATE RISK. Generally, the prices of fixed-income securities rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a bond or other debt security, the greater the effect a change in interest rates is likely to have on the instrument's price.

    FOREIGN SECURITIES. Because it invests in foreign securities, the fund faces the risk that unfavorable changes in currency exchange rates could reduce its share price. The fund may, but is not required to, attempt to hedge these currency risks through the use of forward foreign currency contracts and options. Such hedges, if used, may not work as planned, however. In addition, foreign securities are not subject to the same degree of regulation as securities traded in the U.S. markets, and there may be less reliable information about the issuers of the securities. In addition, foreign securities may experience greater price fluctuations and be less liquid than U.S. securities. Other concerns include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductible withholding taxes and different settlement practices.

    The fund also faces certain risks related to forward foreign currency contracts, including the possibility that we may judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, thereby resulting in a loss.

    CREDIT RISK. The debt securities in which the fund invests involve risks that the interest and principal payments may not be made. Some issuers may default as to principal and/or interest payments after the fund purchases their securities. The fund attempts to reduce this risk by investing primarily in high-quality debt securities.

    An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies, and their risks, used by the fund.

6  The Funds

                                                      ------------------------
                                                      Symbols: Class A - LAGIX
                                                               Class B - LAIBX
                                                               Class C - GBLAX

PAST PERFORMANCE

    The information below provides some indication of the risks of investing in the fund by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance. Past performance is not a prediction of future results.


                           [PERFORMANCE GRAPH]

1989     1990     1991      1992     1993     1994     1995      1996     1997    1998
--------------------------------------------------------------------------------------
10.6%    11.9%    14.3%      5.8%    10.8%    -3.4%    17.9%      6.1%     4.2%   10.8%

Best Quarter:    3rd Q  '91   9.21%
Worst Quarter:   1st Q  '94  (4.11)%




================================================================================
The table below shows a comparison of the fund's class A, B, and C average annual total return to that of the J.P. Morgan Global Government Bond Index ("JPMGGBI"). Fund returns assume reinvestment of all dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.


CLASS          1 YEAR     5 YEARS     10 YEARS     SINCE INCEPTION(i)     JPMGGBI(ii)
A               5.60%       5.84%       8.21%            8.15%             9.28%(iii)
---------------------------------------------------------------------------------------
B               5.03%        -           -               6.80%             8.42%(iv)
---------------------------------------------------------------------------------------
C               9.03%        -           -               8.53%             8.95%(v)
---------------------------------------------------------------------------------------
JPMGGBI        15.31%       8.09%       9.09%              -                 -
---------------------------------------------------------------------------------------

(i) The dates of inception for each class are as follows: A -9/30/88; B- 8/1/96; and C -7/15/96.

(ii)  Performance for the unmanaged J.P. Morgan Global Government
      Bond Index does not reflect transaction costs or management fees.

(iii) Represents total returns for the period 9/30/88 to 12/31/98, to correspond with class A inception date.

 (iv) Represents total returns for the period 8/31/96 to 12/31/98, to correspond with class B inception date.

 (v) Represents total returns for the period 7/31/96 to 12/31/98, to correspond with class C inception date.


                                                                 The Funds  7

                                                      ------------------------
                                                      Symbols: Class A - LAGIX
                                                               Class B - LAIBX
                                                               Class C - GBLAX

FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

=======================================================================================
Fee table
---------------------------------------------------------------------------------------
                                                       CLASS A  CLASS B  CLASS C  CLASS P

SHAREHOLDER FEES (Fees paid directly from your investment)
------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
------------------------------------------------------------------------------------------
(as a % of offering price)                              4.75%   none      none       none
------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")         none    5.00%(1)    1.00%     none
------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from fund assets) (as a %
of average net assets)(2)
------------------------------------------------------------------------------------------
Management Fees (See "Management")                      0.50%   0.50%       0.50%     0.50%
------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(3)                0.35%   1.00%       1.00%     0.45%
------------------------------------------------------------------------------------------
Other Expenses                                          0.38%   0.38%       0.38%     0.38%
------------------------------------------------------------------------------------------
Total Operating Expenses                                1.23%   1.88%       1.88%     1.33%
------------------------------------------------------------------------------------------


================================================================================
EXPENSE EXAMPLE
--------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.


SHARE CLASS                             1 YEAR      3 YEARS        5 YEARS     10 YEARS
Class A shares                           $594         $847          $1,119       $1,895
------------------------------------------------------------------------------------------
Class B shares                           $691         $890          $1,216       $2,033
------------------------------------------------------------------------------------------
Class C shares                           $291         $590          $1,016       $2,203
------------------------------------------------------------------------------------------
Class P shares                           $135         $421          $  729       $1,604
------------------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares                          $594         $847          $1,119       $1,895
------------------------------------------------------------------------------------------
Class B shares                          $191         $590          $1,016       $2,033
------------------------------------------------------------------------------------------
Class C shares                          $191         $590          $1,016       $2,203
------------------------------------------------------------------------------------------
Class P shares                          $135         $421          $  729       $1,604
------------------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.



MANAGEMENT FEES are payable to Lord Abbett for the fund's investment management.

12B-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account services and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services and professional fees.
--------------------------------------------------------------------------
(1) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.

(2) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(3) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

8  The Funds

                                   Your Investment
PURCHASES

     This prospectus offers four classes of shares, classes A, B, C and P for each fund (call 800-821-5129 to find out if P shares of the Equity Fund are available in your state). Although each fund has more than one class of shares, these different classes of shares represent investments in the same port folio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV in the case of the class A shares. There is no front-end sales charge, although there is a Contingent Deferred Sales Charge in the case of the class B and C shares as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more, or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


=================================================================================
Front-End Sales Charges - Class A Shares
(Equity Fund Only)
---------------------------------------------------------------------------------
                           As a % of           As a % of      To Compute Offering
Your Investment          Offering Price     Your Investment   Price Divide NAV by
=================================================================================
Less than $50,000            5.75%                6.10%              .9425
---------------------------------------------------------------------------------
$50,000 to $99,999           4.75%                4.99%              .9525
---------------------------------------------------------------------------------
$100,000 to $249,999         3.75%                3.90%              .9625
---------------------------------------------------------------------------------
$250,000 to $499,999         2.75%                2.83%              .9725
---------------------------------------------------------------------------------
$500,000 to $999,999         2.00%                2.04%              .9800
---------------------------------------------------------------------------------
$1,000,000 and over          No Sales Charge                        1.0000
---------------------------------------------------------------------------------


=================================================================================
Front-End Sales Charges - Class A Shares
(Income Fund Only)
---------------------------------------------------------------------------------
                           As a % of           As a % of      To Compute Offering
Your Investment          Offering Price     Your Investment   Price Divide NAV by
=================================================================================
Less than $50,000            4.75%                4.99%              .9525
---------------------------------------------------------------------------------
$50,000 to $99,999           4.75%                4.99%              .9525
---------------------------------------------------------------------------------
$100,000 to $249,999         3.75%                3.90%              .9625
---------------------------------------------------------------------------------
$250,000 to $499,999         2.75%                2.83%              .9725
---------------------------------------------------------------------------------
$500,000 to $999,999         2.00%                2.04%              .9800
---------------------------------------------------------------------------------
$1,000,000 and over          No Sales Charge                        1.0000
---------------------------------------------------------------------------------

NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). Each fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Share classes

Class A

  normally offered with a front-end sales charge

Class B

  no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase higher annual expenses than class A shares

  automatically convert to class A shares after eight years

Class C

  no front-end sales charge

  higher annual expenses than class A shares

  a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

  available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program

                                                               Your Investment 9

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

       Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

       Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends and distributions are not included. A statement of intention can be back-dated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

       purchases of $1 million or more *

       purchases by Retirement Plans with at least 100 eligible employees *

       purchases under a Special Retirement Wrap Program *

       purchases made with dividends and distributions on class A shares of another Eligible Fund purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for class A shares purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor purchases under a Mutual Fund Advisory Program

       purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

     *These categories may be subject to a Contingent Deferred Sales Charge
      ("CDSC").

     Class A Share CDSC. If you buy class A shares under one of the starred (*) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund will normally collect a CDSC of 1%.

     The class A share CDSC will generally be waived for the following conditions:

       benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

       redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class
   B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.
(class A only)

  under $50,000 - no documentation necessary

  over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."

10 Your Investment

     Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:


===============================================================================
Contingent Deferred Sales Charges - Class B Shares
-------------------------------------------------------------------------------
Anniversary(1) of                               Contingent Deferred Sales Charge
the day on which the                            on redemptions (as a % of amount
purchase order was accepted                     subject to charge)

On                          Before
-------------------------------------------------------------------------------
                            1st                 5.0%
-------------------------------------------------------------------------------
1st                         2nd                 4.0%
-------------------------------------------------------------------------------
2nd                         3rd                 3.0%
-------------------------------------------------------------------------------
3rd                         4th                 3.0%
-------------------------------------------------------------------------------
4th                         5th                 2.0%
-------------------------------------------------------------------------------
5th                         6th                 1.0%
-------------------------------------------------------------------------------
on or after the 6th(2)                          None
-------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

     The class B share CDSC will generally be waived under any one of the following conditions:

       benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

       Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts death of the shareholder (natural person)

       redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

     Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.

     Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT


     Minimum initial investment

       Regular account                                 $1,000

       Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code      $250

       Uniform Gifts to Minors Account                   $250


Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.

                                                              Your Investment 11

     For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached applic ation and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

     Name of Fund
     P.O. Box 419100
     Kansas City, MO 64141

     Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemptions will not be allowed until the fund or the transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information regarding proper form of a purchase order, call the fund at 800-821-5129.

     By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     By Broker. Call your investment professional for directions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally, a check will be mailed to the name and address in which the account is regis-tered (or otherwise, according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more that seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC" or "Class C Share CDSC."

DISTRIBUTIONS AND TAXES

     Each fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. The Equity Fund expects to pay such income dividends to shareholders semi-annually. The Income Fund declares income dividends daily, however, it expects to pay such dividends to shareholders monthly from its net investment income. If a capital gain distribution is declared, it is expected to be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.

Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

12 Your Investment

     The tax status of distributions is the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
Federal Taxability Of Distributions

Type of              Tax rate for taxpayer         Tax rate for taxpayer subject
distribution         subject to 15% bracket        to 28% bracket or above
--------------------------------------------------------------------------------
Income               Ordinary income               Ordinary income
dividends            rate                          rate
--------------------------------------------------------------------------------
Short-term           Ordinary income               Ordinary income
capital gains        rate                          rate
--------------------------------------------------------------------------------
Long-term
capital gains        10%                           20%
--------------------------------------------------------------------------------

   Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

   Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed annually to shareholders. Each fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

-----------------------------------------------------------------
For investing

Invest-A-Matic    You can make fixed, periodic investments ($50 minimum) into
                  (Dollar-cost your fund account by means of automatic money transfers from averaging) your bank checking account. See the attached application for instructions.

Div-Move You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic        You can make regular withdrawals from most Lord Abbett funds.
Withdrawal        Automatic cash withdrawals can be paid to you from your
Plan ("SWP")      account in fixed amounts. To establish a plan, the value
                  of your shares must be at least $10,000, except for Retirement
                  Plans for which there is no minimum. Your shares must be in non-certificate form.

Class B shares    The CDSC will be waived on SWP redemptions of up to
                  12% of the current net asset value of your account at the time of your SWP request. For class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption.
                  Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and       Redemption proceeds due to a SWP for class B and class C
C shares          shares redeemed in the order described under "Purchases."

--------------------------------------------------------------------------------

Taxes on transactions. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal income tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

Any gains realized on a fund's transactions in options and financial futures will be treated as taxable long- or short-term capital gains.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

     Traditional, Rollover, Roth and Education IRAs

     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

     Defined Contribution Plans

                                                              Your investment 13

OTHER SERVICES

     Telephone Investing. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

     Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

SALES CHARGES AND SERVICE FEES

     Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pays sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 Plans adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A

     Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

     Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     Exchanges by telephone should not be used to take advantage of short-term swings in the market. Each fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.

     12b-1 fees payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

14 Your investment
     and class C shares for activities that are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT

     The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with over $30 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

     The fund pays Lord Abbett a monthly fee based on the average daily net assets for each month. For the fiscal year ended December 31, 1998, the fee paid to Lord Abbett was at an annual rate of .75 of 1% for the Equity Fund and .50 of 1% for the Income Fund. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

     Equity Fund. Lord Abbett has entered into an agreement with Fuji-Lord Abbett International, Limited. (the "Sub-Adviser"), under which the Sub-Adviser provides Lord Abbett with advice regarding the Income Fund's assets. Lord Abbett pays the Sub-Adviser a monthly fee equal to one half of Lord Abbett's fee.

     The fund's investments are all managed by a team of portfolio managers and analysts acting together to manage the fund's investments. Christopher J. Taylor is Managing Director of the Sub-Adviser and heads the team, the senior member is Simon Steele, U.K. Equity Fund Manager. Mr. Steele joined the Sub-Adviser in 1996 and previously was responsible for the WH Smith Pension Trust's U.K. Equities, as well as the whole fund's International Asset allocation. Mr. Taylor has been employed by the Sub-Adviser since 1987.

     Income Fund. Lord Abbett uses a team of portfolio managers and analysts acting together to manage the fund's investments. Zane E. Brown, Partner of Lord Abbett, heads the team, the other senior members include, Timothy W. Horan and Jerald M. Lanzotti. Mr. Brown has been with Lord Abbett for over five years. Mr. Horan joined Lord Abbett in 1996; before that he was a member of Senior Management at Credit Suisse from 1994 - 1996. Mr. Lanzotti joined Lord Abbett in 1996; before that he was an Associate in Global Fixed Income at Deutsche Morgan Grenfell from 1993 - 1996.



                                                              Your investment 15

                                For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by each fund and their risks.

     Adjusting Investment Exposure. Each fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling options and futures contracts and rights and warrants. Each fund may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     Borrowing. Each fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

     Covered Call Options. Each fund may write (sell) call options on securities it owns. A call option on a stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

     Diversification. The Equity Fund is a diversified fund, which means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. The Income Fund is a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. This may expose the fund to greater risk.

     Foreign Currency Hedging Techniques. Each fund may use currency forwards and options to hedge the risk to the portfolio if it expects that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow each fund to lock in a specified exchange rate for a period of time. If the fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The funds generally will not enter into a forward contract with a term greater than one year. Under some circumstances, a fund may commit a substantial portion of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to attempt to protect the fund from adverse currency movements, their use involves the risk Lord Abbett will not accurately predict currency movements, and the fund's return could be reduced.

     Illiquid Securities. Each fund may invest up to 15% of its assets in illiquid securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like.

16 For More Information

     Portfolio Securities Lending. Each fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. The Equity Fund will limit its security loans to 5% of its total assets and the Income Fund will limit its loans to 30% of its total assets, subject to approval of the company's Board, or 15% pending such an approval.

     Repurchase Agreements. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.

     Rights and Warrants. Each fund may invest up to 5% of its assets in rights and warrants to purchase securities. Rights represent a privilege offered to holders of record of issued securities (usually on a pro-rata basis) for additional securities of the same class, or of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

     The value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value after their expiration date.

     When-Issued or Delayed Delivery Transactions. The Income Fund may buy or sell securities with payment and delivery taking place as much as a month or more later. The fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if the fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the fund's net asset value.

GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.




                                                      For More Information  17

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) ce rtain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a manda-tory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21 and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     Special Retirement Wrap Program. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]

         SIGNATURE GUARANTEED
         MEDALLION GUARANTEED
          NAME OF GUARANTOR

          [SIGNATURE ILLEGIBLE]
------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM 'sm'
                                              SR


  In the case of the corporation -
  ABC Corporation

  Mary B. Doe
  By Mary B. Doe, President

  [Date]


         SIGNATURE GUARANTEED
         MEDALLION GUARANTEED
          NAME OF GUARANTOR

          [SIGNATURE ILLEGIBLE]
------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM 'sm'
                                              SR



18  For More Information

RECENT PERFORMANCE

     Income Fund. During the fall months, the Federal Reserve Board (Fed) imposed a series of three interest rate cuts, which were viewed in most markets as a necessary action to increase liquidity and restore order to markets in disarray. The Fed's easing prompted similar cuts at other central banks throughout the world. Emerging markets, particularly in Latin America, continued to languish as Brazil grappled with its fiscal reform and speculation about a devaluation. The International Monetary Fund (IMF), which focuses on lowering trade barriers and stabilizing currencies, indicated that it would provide weaker countries with the short-term liquidity needed to work our their fiscal problems in an effort to achieve economic stability.

     Throughout the fiscal year, we were rewarded for our emphasis on high-quality issues, particularly U.S. Treasuries, which experienced significant price appreciation due to global demand for "safer, more liquid" investments. We maintained a large exposure in Greece, in order to capitalize on the country's efforts to improve its economy and gain entry to the European Economic Community. We continued to maintain an underweighting of yen assets, which are currently among the lowest yielding of all global bonds. Our fund's focus on high-quality issues helped us achieve strong performance relative to our peer group average. For the fiscal year ended 12/31/98, the fund's class A shares returned 10.79% at net asset value versus 6.2% for the Lipper Global Income Funds Average.

     The year ahead should provide ample opportunities for global fixed-income investors if, as we believe, central banks continue to implement rate cuts in an attempt to stave off economic deceleration. Europe, for example, will likely need additional rate cuts in order to maintain growth, fuel domestic demand and ensure that the new Euro currency does not become over-valued as central banks and asset managers realign their portfolios with the advent of the new currency.

     Equity Fund. Throughout the year, the fund's management worked to restructure the portfolio by reducing the number of stocks held in order to focus on what we consider "Best of Breed" companies. Given our long-term strategy, we have maintained a strong exposure to European-based companies. Many of these companies, because of their significant export sales to North America, were impacted by the decline in the value of the U.S. dollar during the period. We believe, however, that they are generally undervalued and have potential for significant long-term outperformance relative to other world equity markets.

     We are encouraged by the fact that the Euro has had a successful start. Our current pro-jections call for European economic growth to average over 2% during the next year, and for continued subdued inflation. In the U.S., we anticipate slowing economic growth and benign interest rates, which should translate to further appreciation of the fund's holdings. We believe corporate restructuring, rather than economic expansion, will continue to drive European earnings growth. However, we remain watchful of problems in the emerging markets, which could hurt economic prospects throughout many global economies.

Year 2000 Issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the funds will be affected.



                                                      For More Information  19

                          Financial Information


FINANCIAL HIGHLIGHTS

     This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the year ended December 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the year ended December 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

============================================================================================
                                                          Class A Shares
--------------------------------------------------------------------------------------------
                                                      Year Ended December 31,

Per Share Operating Performance:             1998     1997     1996      1995     1994
Net asset value, beginning of year          $12.08   $12.55   $11.96    $11.55   $12.44
--------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------
 Net investment income                         .01(b)   .07(b)   .07       .16      .10
--------------------------------------------------------------------------------------------
 Net realized and unrealized
--------------------------------------------------------------------------------------------
  gain (loss) on investments                  1.08      .90      .93       .90     (.1125)
--------------------------------------------------------------------------------------------
Total from investment operations              1.09      .97     1.00      1.06     (.0125)
--------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------
 Dividends from net investment income         (.03)    (.06)    (.07)     (.17)    (.10)
--------------------------------------------------------------------------------------------
 Distributions to shareholders from net
  realized gains                              (.85)   (1.11)    (.21)     (.48)    (.7775)
--------------------------------------------------------------------------------------------
 Distributions from foreign currency
  transactions                                 --      (.27)    (.13)      --       --
--------------------------------------------------------------------------------------------
Net asset value, end of year                $12.29   $12.08   $12.55    $11.96   $11.55
--------------------------------------------------------------------------------------------
Total Return(a)                               9.07%    7.99%    8.37%     9.19%   (0.09)%
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------
  Expenses(e)                                 1.66%    1.51%    1.52%     1.63%    1.56%
--------------------------------------------------------------------------------------------
  Net investments income                      0.06%    0.57%    0.54%     1.31%    0.79%
============================================================================================


                                                 Class B Shares              Class C Shares
                                           ---------------------------  ---------------------------
                                             Period Ended December 31,   Period Ended December 31,

Per Share Operating Performance:              1998      1997      1996(c)   1998      1997      1996(c)

Net asset value, beginning of period         $12.03    $12.53    $12.30    $12.05    $12.54    $12.31
------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------
 Net investment income (loss)                  (.09)(b)  (.02)(b)  (.01)     (.09)(b)  (.01)(a)(b) --
------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------
  gain (loss) on investments                   1.09       .89       .58      1.09       .90       .57
------------------------------------------------------------------------------------------------------
Total from investment operations               1.00       .87       .57      1.00       .89       .57
------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------
 Dividends from net investment income            --        --        --        --      (.01)       --
------------------------------------------------------------------------------------------------------
 Dividends from net realized gain              (.85)    (1.11)     (.21)     (.85)    (1.11)     (.21)
------------------------------------------------------------------------------------------------------
 Distributions from foreign
------------------------------------------------------------------------------------------------------
  currency transactions                          --      (.26)     (.13)       --      (.26)     (.13)
------------------------------------------------------------------------------------------------------
Net asset value, end of period               $12.18    $12.03    $12.53    $12.20    $12.05    $12.54
------------------------------------------------------------------------------------------------------
Total Return(a)                                8.37%     7.19%     4.56%(d)  8.35%     7.34%     4.64%(d)
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------
 Expenses(e)                                   2.37%     2.23%     0.83%(d)  2.37%     2.14%     0.83%(d)
------------------------------------------------------------------------------------------------------
 Net investment loss                          (0.70)%   (0.16)%   (0.16)%(d)(0.69)%   (0.06)%   (0.11)%(d)
======================================================================================================


                                                        Year Ended December 31,
                                           ---------------------------------------------------

Supplemental Data For All Classes:            1998      1997      1996      1995      1994
Net assets, end of year (000)               $80,093   $80,820   $92,164   $84,731   $83,739
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       89.48%    99.05%    81.97%    83.32%    75.39%
------------------------------------------------------------------------------------------------------


(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(b)  Calculated using average shares during the period.

(c) Commencement of operations: class B - August 1, 1996, and class C - August 1, 1996.

(d)  Not annualized.

(e) The ratios for 1997 and 1998 include expenses paid through an expense offset arrangement.


20 Financial Information

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the Morgan Stanley World Index, assuming reinvestment of all dividends and distributions.

-----------------------------------------------------------------
                    [PERFORMANCE GRAPH]
=================================================================

 Average Annual Total Return At Maximum Applicable
 Sales Charge For The Periods Ending December 31, 1998

              1 Year   5 Years      10 Years (or Life)
-----------------------------------------------------------------
Class A(3)     2.78%    5.58%        6.80%
-----------------------------------------------------------------
Class B(4)     3.37%      -          7.27%
-----------------------------------------------------------------
Class C(5)     7.36%      -          8.47%
-----------------------------------------------------------------




-----------------------------------------------------------------

(1)  Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for the unmanaged Morgan Stanley World Index does not reflect transaction costs, management fees or sales charges.

(3) Total return is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending December 31, 1998 using the SEC-required uniform method to compute such return.

(4) The class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (life of the class).

(5) The class C shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 3% (life of the class).


                                                      Financial Information  21

                                                                     Income Fund

FINANCIAL HIGHLIGHTS

     This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the year ended December 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the year ended December 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

======================================================================================================
                                                            Class A Shares
                                          ----------------------------------------------------
                                                         Year Ended December 31,

Per Share Operating Performance:              1998      1997      1996      1995      1994

Net asset value, beginning of year            $8.09     $8.34     $8.58     $7.98     $9.02
------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------
 Net investment income                          .55(b)    .51(b)    .53       .77       .65
------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------
  gain (loss) on investments                    .30      (.18)     (.04)      .6138    (.9603)
------------------------------------------------------------------------------------------------------
Total from investment operations                .85       .33       .49      1.3838    (.3103)
------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------
 Dividends from net investment income          (.50)     (.51)     (.61)     (.6613)   (.6035)
------------------------------------------------------------------------------------------------------
 Distributions to shareholders from
  paid-in-capital                                --      (.07)       --        --      (.1262)
------------------------------------------------------------------------------------------------------
 Distributions from foreign currency
  transactions                                   --        --      (.12)     (.1225)     --
------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $8.44     $8.09     $8.34     $8.58     $7.98
------------------------------------------------------------------------------------------------------
Total Return(a)                               10.79%     4.23%     6.12%    17.86%    (3.40)%
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------
 Expenses(e)                                   1.18%     1.10%     1.04%     1.04%     1.02%
------------------------------------------------------------------------------------------------------
 Net investments income                        6.75%     6.29%     6.52%     7.60%     7.72%
======================================================================================================


                                                  Class B Shares                Class C Shares
                                            ----------------------------  ----------------------------
                                               Year Ended December 31,       Year Ended December 31,

Per Share Operating Performance:              1998      1997      1996(c)   1998      1997      1996(c)

Net asset value, beginning of period          $8.09     $8.34     $8.24     $8.09     $8.34     $8.14
------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------
 Net investment income                          .49(b)    .45(b)    .23       .50(b)    .45(a)(b) .21
------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------
  gain (loss) on investments                    .30      (.18)      .22       .29      (.18)      .37
------------------------------------------------------------------------------------------------------
Total from investment operations                .79       .27       .45       .79       .27       .58
------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------
 Dividends from net investment income          (.44)     (.46)     (.23)     (.44)     (.46)     (.26)
------------------------------------------------------------------------------------------------------
 Dividends to shareholders from
  paid-in-capital                                --      (.06)       --        --      (.06)       --
------------------------------------------------------------------------------------------------------
 Distributions from foreign
  currency transactions                          --        --      (.12)       --        --      (.12)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                $8.44     $8.09     $8.34     $8.44     $8.09     $8.34
------------------------------------------------------------------------------------------------------
Total Return(a)                               10.03%     3.49%     5.58%(d) 10.03%     3.48%     7.43%(d)
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------
 Expenses(e)                                   1.87%     1.78%     0.73%(d)  1.85%     1.77%     0.87%(d)
------------------------------------------------------------------------------------------------------
 Net investment income                         6.01%     5.57%     2.11%(d)  6.08%     5.62%     2.69%(d)
======================================================================================================

------------------------------------------------------------------------------------------------------
                                                        Year Ended December 31,
                                        -------------------------------------------------------------
Supplemental Data For All Classes:            1998      1997      1996      1995      1994

Net assets, end of year (000)              $125,162  $148,785  $202,494  $238,291  $249,490
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      359.13%   616.63%   621.79% 1,073.69% 1,230.20%
------------------------------------------------------------------------------------------------------


(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(b)  Calculated using average shares during the period.

(c) Commencement of operations of: class B - August 1, 1996, and class C - July 15, 1996.

(d)  Not annualized.

(e) The ratios for 1997 and 1998 include expenses paid through an expense offset arrangement.


22  Financial Information

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the J.P. Morgan Global Government Bond Index, assuming reinvestment of all dividends and distributions.

-----------------------------------------------------------------
                         [PERFORMANCE GRAPH]
=================================================================

 Average Annual Total Return At Maximum Applicable
 Sales Charge For The Periods Ending December 31, 1998


              1 Year   5 Years     10 Years (or Life)
-----------------------------------------------------------------
Class A(3)     5.56%    5.85%        8.21%
-----------------------------------------------------------------
Class B(4)     5.03%      -          6.80%
-----------------------------------------------------------------
Class C(5)     9.03%      -          8.53%
-----------------------------------------------------------------




(1)  Reflects the deduction of the maximum initial sales charge of 4.75%.

(2) Performance numbers for the unmanaged J.P. Morgan Global Government Bond Index does not reflect trans action costs, management fees or sales charges.

(3) Total return is the percent change in value, after deduction of the maximum initial sales charge of 4.75%, with all dividends and distributions reinvested for the periods shown end ing December 31, 1998 using the SEC-required uniform method to compute such return.

(4) The class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (life of the class).

(5) The class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 3% (life of the class).




                                                      Financial Information  23

COMPENSATION FOR YOUR DEALER - Equity Fund


=============================================================================================================================

                                                         FIRST YEAR COMPENSATION
                                      Front-end
                                      sales charge           Dealer's
                                      paid by investors      concession        Service fee(1)          Total compensation(2)
Class A investments                   (% of offering)        (% of offering)   (% of net investment)   (% of offering price)
=============================================================================================================================
Less than $50,000                         5.75%                 5.00%                0.25%                       5.24%
-----------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                         4.75%                 4.00%                0.25%                       4.24%
-----------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                       3.75%                 3.25%                0.25%                       3.49%
-----------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                       2.75%                 2.25%                0.25%                       2.49%
-----------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                       2.00%                 1.75%                0.25%                       2.00%
-----------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more eligible employees(3) or
Special Retirement Wrap Program(3)
-----------------------------------------------------------------------------------------------------------------------------
First $5 million                no front-end sales charge       1.00%                0.25%                       1.25%
-----------------------------------------------------------------------------------------------------------------------------
Next $5 million above that      no front-end sales charge       0.55%                0.25%                       0.80%
-----------------------------------------------------------------------------------------------------------------------------
Next $40 million above that     no front-end sales charge       0.50%                0.25%                       0.75%
-----------------------------------------------------------------------------------------------------------------------------
Over $50 million                no front-end sales charge       0.25%                0.25%                       0.50%
=============================================================================================================================
Class B investments                                              Paid at time of sale (% of net asset value)
-----------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       3.75%                0.25%                       4.00%
=============================================================================================================================
Class C investments
-----------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       0.75%                0.25%                       1.00%
=============================================================================================================================
Class P investments                                              Percentage of average net assets
-----------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       0.25%                0.20%                       0.45%
=============================================================================================================================




                                                      ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
-----------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       none                 0.25%                       0.25%
=============================================================================================================================
Class B investments                                    Percentage of average net assets(4)
-----------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       none                 0.25%                       0.25%
=============================================================================================================================
Class C investments
-----------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       0.75%                0.25%                       1.00%
-----------------------------------------------------------------------------------------------------------------------------
Class P investments
-----------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge      0.25%                0.20%                       0.45%
-----------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears.

24 Financial Information

COMPENSATION FOR YOUR DEALER - Income Fund

=============================================================================================================================
                                                         FIRST YEAR COMPENSATION
                                      Front-end
                                      sales charge           Dealer's
                                      paid by investors      concession        Service fee(1)          Total compensation(2)
Class A investments                   (% of offering)        (% of offering)   (% of net investment)   (% of offering price)
=============================================================================================================================
Less than $50,000                          4.75%                4.00%                0.25%                       4.24%
-----------------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                         4.75%                4.25%                0.25%                       4.49%
-----------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                        3.75%                3.25%                0.25%                       3.49%
-----------------------------------------------------------------------------------------------------------------------------
$250,00 - $499,999                         2.75%                2.50%                0.25%                       2.74%
-----------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                        2.00%                1.75%                0.25%                       2.00%
-----------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
-----------------------------------------------------------------------------------------------------------------------------
First $5 million                no front-end sales charge       1.00%                0.25%                       1.25%
-----------------------------------------------------------------------------------------------------------------------------
Next $5 million above that      no front-end sales charge       0.55%                0.25%                       0.80%
-----------------------------------------------------------------------------------------------------------------------------
Next $40 million above that     no front-end sales charge       0.50%                0.25%                       0.75%
-----------------------------------------------------------------------------------------------------------------------------
Over $50 million                no front-end sales charge       0.25%                0.25%                       0.50%
-----------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Paid at time of sale (% of net asset value)
-----------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       3.75%                0.25%                       4.00%
-----------------------------------------------------------------------------------------------------------------------------
Class C investments
-----------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       0.75%                0.25%                       1.00%
-----------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
----------------------------------------------------------------------------------------------------------------All amounts
No front-end sales charge       0.25%                0.20%                       0.45%
=============================================================================================================================


                                                      ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
-----------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       none                 0.25%                       0.25%
-----------------------------------------------------------------------------------------------------------------------------
Class B investments                           Percentage of average net assets(4)
-----------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       none                 0.25%                       0.25%
-----------------------------------------------------------------------------------------------------------------------------
Class C investments
-----------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       0.65%                0.25%                       0.90%
-----------------------------------------------------------------------------------------------------------------------------
Class P investments
-----------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       0.25%                0.20%                       0.45%
-----------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchase at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of class C shares for fixed-income series, 0.10% of the average net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord Abbett & Co. uses 0.10% for expenses primarily intended to result in the sale of such series' shares.



                                                        Financial Information 25

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


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


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


     More information on these funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the funds, lists portfolio holdings and contains a letter from each fund's manager discussing recent market conditions and investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


To obtain information:

By telephone. Call the funds at: 800-426-1130

By mail.  Write to the funds at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet.
Lord, Abbett & Co.
http://www.lordabbett.com

Text only versions of fund documents can be viewed online or downloaded from:
SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

LAGF-1-599
(5/99)

   Lord Abbett Global Fund, Inc.
    Equity Series
    Income Series

   The General Motors Building
   767 Fifth Avenue
   New York, NY 10153-0203
   ---------------------------
   SEC file number: 811-5476


LORD ABBETT
Statement of Additional Information                       May 1, 1999

                                Global Fund, Inc.
                                  Equity Series
                                  Income Series

This Statement of Additional Information is not a prospectus. A prospectus for Lord Abbett Global Fund, Inc. (the "fund" or "we") may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett
Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New
York 10153-0203. This Statement relates to, and should be read in conjunction with, the prospectus dated May 1, 1999.

Our Board of Directors has authority to create and classify shares of common stock in separate series, without further action by shareholders. To date, 500,000,000 shares of the Equity Series ("Equity Fund") and 500,000,000 shares of the Income Series ("Income Fund") have been authorized at $0.001 par value.
Both funds consist of four classes (A, B, C and P ). The Board of Directors will allocate these authorized shares among the classes of each fund from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one fund exists, each fund must be preferred over all other funds in respect of assets specifically allocated to such funds.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or fund affected by such matter. Rule 18f-2 further provides that a class or fund shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to the fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

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

              TABLE OF CONTENTS                        Page

1.   Investment Policies                                 2
2.   Directors and Officers                              6
3.   Investment Advisory and Other Services              10
4.   Portfolio Transactions                              12
5.   Purchases Redemptions and Shareholder Services      13
6.   Past Performance                                    20
7.   Taxes                                               21
8.   Information About the Fund                          22
9.   Financial Statements                                22
10.  Appendix                                            22


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


                                1.

                       Investment Policies

Fundamental Investment Restrictions

The Fund is subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. Neither fund may: (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and
(iv) it may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the funds' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that a fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent a fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Equity fund, buy securities of one issuer representing more than (i) 5% of the Equity funds' gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, each fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. Neither fund may: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of a funds' total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the fund or by one or more partners or members of a funds' underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such funds' total assets (included within such limitation, but not to exceed 2% of such funds' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the funds' prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the funds' common stock.

The Income fund will be required to meet the diversification rules under Subchapter M of the Internal Revenue Code.

Although it has no current intention to do so, the fund may invest in financial futures and options on financial futures.

Portfolio Turnover Rate

For the fiscal years ended December 31, 1998, 1997 and 1996 the portfolio turnover rates were 89.48%, 99.05% and 81.97% for the Equity Fund, and 359.13%, 616.63% and 621.79% for the Income Fund, respectively.

Foreign Currency Hedging Techniques

The fund may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

Forward Foreign Currency Contracts. The Income Fund may hold foreign currencies to meet settlement requirements relating to the purchase of foreign securities. The fund also may enter into currency exchange transactions, including forward foreign currency contracts. Forward currency contracts are agreements to exchange one currency for another at a future date. The fund may use currency exchange transactions to try to protect against uncertainties in the levels of future exchange rates between particular foreign currencies and the U.S. dollar, among foreign currencies or between foreign currencies in which portfolio securities are or may be denominated. The fund also may use these transactions as an efficient way to gain exposure to short-term interest rates in a particular country instead of investing in securities denominated in the country's currency.

Forward currency contracts (1) are traded in a market primarily conducted directly between commercial banks or other financial institutions and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. The fund may enter into forward foreign currency contracts requiring deposits or the payment of commissions, however. At maturity of a forward foreign currency contract, the fund may (a) pay for and receive the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer or another dealer to terminate the forward contract by entering into an offset with the currency trader providing for the fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. At any time, the fund also may elect to negotiate such an offset prior to the maturity of the original forward contract , although it is possible that neither new forward contracts nor offsets will be available to the fund at any given time. In addition, if a devaluation in a particular currency is generally anticipated, the fund may not be able to contract to sell currency at a price above the devaluation level it anticipates.

The fund may use forward foreign exchange for hedging with respect to specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward currency for another currency with respect to specific receivables or payables of the fund accruing in connections with the pruchase and sale of its portfolio securities, the sale and redemption of shares of the fund or the payment of dividends and distributions by the fund. Position hedging is the purchase or sale of one forward currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the fund, may, for example, enter into a foreign contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is anticipated that the U.S. dollar will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which portfolio securities of the fund are denominated (this practice being referred to as a "cross-hedge"). In hedging a specific transaction, the fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency that Lord Abbett deems appropriate.

The cost to the fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

In entering into forward currency contracts, the fund may be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the fund's ability to hedge against the risk of devaluation of currencies in which the fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws on Lord Abbett's skill and experience with respect to those instruments and usually depends on Lord Abbett's ability to forecast interest rate and currency exchange rate movements correctly. If interest or exchange rates move in an unexpected manner, the fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Forward currency contracts normally are not subject to any daily price fluctuation limits to that adverse market movements could continue with respect to those contracts to a substantial extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover may not be perfect.

The fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in those instruments and Lord Abbett cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Only the parties entering into an offsetting contract may close out forward currency contracts. As a result, no assurance can be given that the fund will be able to use these contracts effectively for the purposes described above.

Foreign Currency Put and Call Options. The fund may also purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies, including those of most of the developed countries. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options are subject to a limit of 5% of each funds' net assets illiquid securities.

A call option written by the fund gives the purchaser, upon payment of a premium, the right to purchase from the fund a currency at the exercise price until the expiration of the option. The fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the fund or in such cross currency (referred to above) to cover such call writing.

Investment Techniques

The fund intends to utilize, from time to time, one or more of the investment techniques described below, including covered call options, rights and warrants and repurchase agreements. It is the funds' current intention that no more than 5% of each funds' net assets will be at risk in the use of any one of such investment techniques. While some of these techniques involve risk when utilized independently, the fund intends to use them to reduce risk and volatility in its portfolios.

Covered Call Options. Each fund may write covered call options on securities it owns ("call options"), provided that the securities held to cover such call options do not represent more than 5% of a funds' net assets. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received. The writer of a fully collateralized call option gives up the gain possibility of the underlying stock beyond the call price and continues to have the downside risk of such securities. In addition, in exchange for the premium received, the writer of the call gives up the gain possibility of the stock appreciating above the call price. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the sum of the premium less brokerage commissions and fees plus the difference between the strike price of the call and the market price of the underlying security.

Each fund will not use call options on individual equity securities traded on foreign securities markets.

The funds' custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by SEC Release 10666 and any SEC staff interpretations thereof with respect to each funds' assets committed to (a) forward foreign currency contracts and (b) cross hedges. If the value of the segregated securities declines, additional cash, equity and debt securities consistent with the funds' policies and such SEC requirements will be added on a daily basis (i.e., marked to market) so that the segregated amount will not be less than the amount of the funds' commitments with respect to such forward contracts and cross hedges.

Rights and Warrants. Each fund may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 2% of the value of the fund's net assets, may be warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

Repurchase Agreements. Each fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the fund have a total value in excess of the value of the repurchase agreement. Each fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the each fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a fund may incur a loss upon their disposition. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the fund acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Each fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the fund to present minimal credit risks. Each fund will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Lending Portfolio Securities

Each fund may lend its portfolio securities to registered broker-dealers. These loans, if and when made, currently may not exceed 15% of each funds' total assets. However, the Equity Fund is limiting its security loans to 5% of its total assets and the Income Fund anticipates increasing its securities lending activities to 30% of its total assets, upon approval of the increase by the Board of Directors. Each funds' lending of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means. The cash or instruments collateralizing each funds' lending of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a Series may allow a part of the interest received with respect to the investment of collateral to be paid to the borrower and/or a third party that is not affiliated with the fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a fund.

By lending portfolio securities, a fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by a borrower when such U.S. Government securities are used as collateral. Each fund will comply with the following conditions whenever it lends securities: (i) the funds must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the funds must be able to terminate the loan at any time; (iv) the funds must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the funds may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that if a material event adversely affecting the investment in the loaned securities occurs, the funds' Board of Directors must terminate the loan and regain the right to vote the securities.

INCOME FUND ONLY

When-Issued Transactions

As stated in the prospectus, the Income Fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Income Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When the Income Fund enters into a when-issued purchase, it becomes obligated to purchase securities and it assumes all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Income Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Income Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                 2.

                      Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the prospectus.

Robert S. Dow, age 54, Chairman and President

The following outside directors are also directors or trustees of some or all of the other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner, Inc. Formerly, Acting Chief Exective Officer of Courtroom Television Network (1997-1998). Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, (1997-1998) President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of the Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of the The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as Director of ACE, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the funds' outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the fund associated with Lord Abbett and no officer of the fund received any compensation from the fund for acting as a director or officer.

            For the Fiscal Year Ended December 31, 1998


      (1)                      (2)             (3)                       (4)
                                           Pension or              For Year Ended
                                           Retirement Benefits     December 31, 1998
                                           Accrued by the          Total Compensation
                            Aggregate      fund and                Accrued by the fund and
                            Compensation   Twelve Other Lord       Twelve Other Lord
                            Accrued by     Abbett-sponsored        Abbett-sponsored
Name of Director            the fund 1.    funds 2.                funds 3.
----------------            ---------      ------                  -------
E. Thayer Bigelow           $563           $17,068                 $57,400
William H.T. Bush *         $270           $0                      $27,500
Robert B. Calhoun, Jr.**    $328           $0                      $33,500
Stewart S. Dixon            $554           $32,190                 $56,500
John C. Jansing             $544           $45,085 4.              $55,500
C. Alan MacDonald           $539           $30,703                 $55,000
Hansel B. Millican          $544           $37,747                 $55,500
Thomas J. Neff              $554           $19,853                 $56,500


*  Elected August 13, 1998
** Elected June 17, 1998

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the fund for later distribution to the directors.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Equity Fund as of December 31, 1998 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $1,498; Mr. Calhoun, $158; Mr. Dixon, $913; Mr. Jansing, $3,361; Mr. MacDonald, $1,960; Mr. Millican, $3,397 and Mr. Neff, $3,364. If the amounts deemed invested in fund shares were added to each director's actual holdings of fund shares as of December 31, 1998, each would own, the following: Mr. Bigelow, 122 shares; Mr. Calhoun, 13 shares; Mr. Dixon, 74 shares; Mr. Jansing, 274 shares; Mr. MacDonald, 160 shares; Mr. Millican, 276 shares; and Mr. Neff, 274 shares. The amounts of the aggregate compensation payable by the Income Fund as of December 31, 1998 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $3,710; Mr. Calhoun, $288; Mr. Dixon, $2,444; Mr. Jansing, $8,633; Mr. MacDonald, $5,177; Mr. Millican, $4,685
     and Mr. Neff, $8,613. If the amounts deemed invested in fund shares were added to each director's actual holdings of fund shares as of December 31, 1998, each would own, the following: Mr. Bigelow, 440 shares; Mr. Calhoun, 34 shares; Mr. Dixon, 459 shares; Mr. Jansing, 1,023 shares; Mr. MacDonald, 613 shares; Mr. Millican, 555 shares; and Mr. Neff, 6,227 shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Morris and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents
Zane E. Brown, age 47

Timothy W. Horan, age 44 (with Lord Abbett since 1996 - formerly Senior Manager of Credit Suisse; prior thereto Vice President of Aubrey G. Lanston & Co.)

Vice Presidents
Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Daniel E. Carper, age 47

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997 formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997; prior thereto, Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Jerald M. Lanzotti, age 31 (with Lord Abbett since 1996 - formerly an Associate of Deutsche Morgan Grenfell/C.J. Lawrence Inc.)

Robert G. Morris, age 54

A. Edward Oberhaus, age 39

Keith F. O'Connor, age 43

Fernando Saldanha, age 46 (with Lord Abbett since 1998 formerly Senior Financial Officer at World Bank from 1988)

John J. Walsh, age 63

Treasurer
Donna M. McManus, age 38, (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The funds' By-Laws provide that the fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the fund.

As of April 15, 1998, our officers and directors, as a group, owned less than 1% of each class's outstanding shares. As of that date, each person who owns of record or is known to own of record, beneficially 5% or more of any class of shares of the Fund are as follows:


Equity Fund:                                                      Income Fund:

         Class A:                                                 Class A:
Edward Jones & Co. - 28%                                 Edward Jones & Co. - 35%
201 Progress Pkwy                                        201 Progress Pkwy
Maryland Hts, MO  63043                                  Maryland Hts, MO  63043

         Class B:                                                 Class B:
Edward Jones & Co. - 11.5%                               Edward Jones & Co. - 15%
201 Progress Pkwy                                        201 Progress Pkwy
Maryland Hts, MO  63043                                  Maryland Hts, MO  63043

MLPF&S/Benefit of Its Customer - 11%                     MLPF&S/Benefit of its Customers - 12%
4800 Deer Lake Drive E FL 3                              4800 Deer Lake Drive E FL 3
Jacksonville, FL 32246                                   Jacksonville, FL 32246

Painewebber/R.& N Maxey Trustees - 5.7%                  Sumerkau & Sons Inc./Employee Trust - 6%
24745 La Vida                                            290 Broadway
Laguna Niguel, CA 92677                                  Huntington Station, NY 11746

         Class C:                                                 Class C:
Edward Jones & Co. - 13.5%                               Edward Jones & Co. - 5%
201 Progress Pkwy                                        201 Progress Pkwy
Maryland Hts, MO  63043                                  Maryland Hts, MO  63043

Painewebber/Benefit of
     Lowerre Charitable Trust - 12.7%                    MLPF&S/Benefit of its Customers  - 28%
123 East 80th Street                                     4800 Deer Lake Drive
New York, New York 10021                                 Jacksonville, FL 32245

                                                         Painewebber/Benefit of Rothman - 6%
                                                         P.O. Box 3321
                                                         Weehawken, NJ 07087

                                                                   Class P:

                                                          MLPF&S/Benefit of its Customers - 99%
                                                          4800 Deer Lake Drive E FL 3
                                                          Jacksonville, FL 32246

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the funds' investment manager. The general partners of Lord Abbett who also are officers and/or directors of the fund are: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, Robert G. Morris and John J. Walsh. The other general partners who are neither offficers nor directors of the fund are : Stephen Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Stephen J. McGruder, Michael B. McLaughlin, Mark Pennington, Robert J. Noelke and Christopher J. Towle. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Management" in the prospectus. Under the Management Agreement, we pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% for the Equity Fund and .50 of 1% for the Income Fund. Notwithstanding the above, Lord Abbett may, but is not required to, waive its fee or directly pay all or any portion of the expenses of either fund not expressly assumed by Lord Abbett under the Management Agreement.

The expense ratios for 1998, 1997 and 1996 were as follows:


                 1998**                1997**               1996
            A       B      C      A      B      C      A      B*      C*

 Income   1.18%  1.87%   1.85%  1.10%  1.78%  1.77%  1.04%   .73%    .87%

 Equity   1.66%  2.37%   2.37%  1.51%  2.23%  2.14%  1.52%   .83%    .83%


* Not annualized
**The ratios for 1998 and 1997 include expenses paid through an expense offset arrangement.

We pay all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Lord Abbett has entered into an agreement with Fuji-Lord Abbett International Ltd. ("the Sub-Adviser"), under which the Sub-Adviser provides Lord Abbett with advice with respect to the Equity Fund's assets. The Sub-Adviser is controlled by Fuji Investment Management Co. (Tokyo). Fuji Bank Limited of Tokyo, Japan ("Fuji Bank") directly owned 40% of the outstanding voting stock of the Sub-Adviser. Fuji Investment Management Co. (Tokyo) is an affiliate of Fuji Bank. Lord Abbett owns approximately 27% of such outstanding voting stock. As of November 30, 1998, the Sub-Adviser manages approximately $915 million, which is invested globally. The Sub-Adviser furnishes Lord Abbett with advice and recommendations with respect to Equity Fund's assets, including advice about the allocation of investments among foreign securities markets and foreign equity and debt securities markets and foreign equity and debt securities and, subject to consultation with Lord Abbett, advice as to cash holdings and what securities in the portfolio should be purchased, held or disposed of. The Sub-Adviser also gives advice with respect to foreign currency matters. Lord Abbett is obligated to pay the Sub-Adviser a monthly fee, based on average daily net assets for each month, at the annual rate of .375 of 1%.

Securities held by either of the funds may also be held by other funds or investment advisory clients for which Lord Abbett or the Sub-Adviser (in the case of the Equity Fund) or their affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by Lord Abbett or the Sub-Adviser (in the case of the Equity Fund) for the fund or for other funds or clients for which they render investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of Lord Abbett, the Sub-Adviser (in the case of the Equity Fund) or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the fund including the audit of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the funds' custodian. Rules adopted by the Securities & Exchange Commission under the Act permit the fund to maintain its foreign assets in the custody of certain eligible foreign banks and securities depositories. The funds' portfolio securities and cash, when invested in foreign securities and not held by BNY or its foreign branches, are held by sub-custodians of BNY approved by the Board of Directors of the fund in accordance with such rules.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

                                       4.
                             Portfolio Transactions

With respect to the Income Fund, purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the Income Fund usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28
(e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions and taking into account the full range and quality of the brokers' services. With respect to the Equity Fund, consistent with obtaining best execution, we may pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. For foreign securities purchased or sold by the Equity Fund, the selection is made by the Sub-Adviser. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the funds' portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commission on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include such factors as showing the fund trading opportunities including blocks, willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-part suppliers, that enable Lord Abbett to access various information databases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the fund; conversely, such services furnished in connection with brokerage of other accounts managed by Lord Abbett may be used in connection with their management of the fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The fund has been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of Lord Abbett to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended December 31, 1998, 1997, and 1996, the Equity Fund paid total commissions to independent broker-dealers of $330,496, $414,606, and $372,219, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The fund values its portfolio securities at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the funds' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities that are not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked price. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information concerning how each fund values its shares for the purchase and redemption or repurchase of its shares is briefly described in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, each Series calculates its net asset value and is otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Directors of the fund. The Board of Directors will monitor, on an ongoing basis, the funds' method of valuation.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the funds' calculation of net asset values unless the funds' Directors determine that the particular event would materially affect net asset value, in which case an adjustment will be made.

The net asset value per share for the Class B and Class C shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares are sold at net asset value.

The maximum offering prices of each funds' Class A shares on December 31, 1998 were computed as follows:

                                                         Equity        Income
                                                         Series        Series
                                                         ------        ------

Net asset value per share (net assets
 divided by shares outstanding)......................... $12.29       $8.44

Maximum offering price per
 share (net asset value divided by .9425 and .9525,
 respectively).......................................... $13.04       $8.86

The fund has entered into a distribution agreement with Lord Abbett Distributor under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the fund and to make reasonable efforts to sell fund shares, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years Lord Abbett, as the funds' principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                              Equity Fund
                         Year Ended December 31,
                       ---------------------------
                      1998          1997        1996
                      ----          ----        ----

Gross sales charge  $145,982      $200,054    $310,158
Amount allowed
  to dealers        $125,381      $170,647    $267,318
                    --------      --------    --------

Net commissions
   received by
   Lord Abbett      $ 20,601     $ 29,407    $ 42,840
                    ========     ========    =========


                             Income Fund
                        Year Ended December 31,
                       --------------------------
                      1998        1997        1996
                      ----        ----        ----
Gross sales charge  $ 52,209    $ 75,727    $172,464

Amount allowed
 to dealers         $ 45,019    $ 65,169    $148,333
                    --------    --------    --------
Net commissions
   received by
   Lord Abbett      $  7,190    $ 10,558    $ 24,131
                    ========   =========   =========


Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class A, B, C and P Rule 12b-1 Plans. As described in the prospectus, the fund has adopted on behalf of each class of each fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act: the "A Plans," the "B Plans" , "C Plans," and "P Plans", respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each fund.

The fees payable under the A Plan, B Plan and C Plan are described in the prospectus. For the fiscal year ended December 31, 1998 fees paid to dealers under each Plan was:

12b-1 Distribution Plan       Equity Fund         Income Fund
-----------------------       -----------         -----------
Class A                       $223,669            $379,046
Class B                       $ 21,225            $ 13,787
Class C                       $ 13,309            $ 41,301

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable Class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

Class A Shares. As stated in the prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                         Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted     on Redemptions (As % of Amount Subject to Charge)

Before the 1st 5.0%
On the 1st, before the 2nd                             4.0%
On the 2nd, before the 3rd                             3.0%
On the 3rd, before the 4th                             3.0%
On the 4th, before the 5th                             2.0%
On the 5th, before the 6th                             1.0%
On or after the 6th anniversary                        None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the funds' Class C shares.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan". Class P shares are available to a limited number of investors

General. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings,
(ii) in connection with mandatory distribution under 403(b) plans and IRAs and
(iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the fund and is intended to reimburse all or a portion of the amount paid by the fund if the shares are redeemed before the fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of each funds' shares. Exchanges are based on relative net asset values on the day instructions are received by the fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. Our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the fund has business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") is also described in the prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived for redemptions of 12% or less per year. For redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian except in the case of 401 (k) plans and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

Each fund computes the average annual compounded rate of total return for each Class of shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% in the case of the Equity Fund and 4.75% in the case of the Income Fund (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares of each fund, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to each Series' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares of each fund, the 1.0% CDSC is applied to each fund's investment results for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the funds' average annual compounded rates of total return for the last one-year, five-year and life-of-the-funds' periods ending on December 31, 1998 for the Equity Fund were as follows: 2.78%, 5.58% and 6.80% for the funds' Class A shares, respectively. For the funds' Class B shares, the average annual compounded rates of total return for the last one-year period and life-of-the-fund period ending on December 31, 1998 were: 3.37% and 7.27%, respectively. For the funds' Class C shares, the average annual compounded rates of total return for the last one-year period and life-of-the-fund period ending on December 31, 1998 were:
7.36% and 8.47%, respectively.

Using the computation method described above, the funds' average annual compounded rates of total return for the last one-year, five-year, ten-year period and life-of-the-fund period ending on December 31, 1998 for the Income Fund were as follows: 5.56%, 5.85%, 8.21% and 8.15% for the funds' Class A shares, respectively. For the funds' Class B shares, the average annual compounded rates of total return for the last one-year period and life-of-the-fund period ending on December 31, 1998 were: 5.03% and 6.80%, respectively. For the funds' Class C shares, the average annual compounded rates of total return for the last one-year period and life-of-the-funds period ending on December 31, 1998 were: 9.03% and 8.53%, respectively.

Our yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take each funds' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of such funds' shares outstanding during the period that were entitled to receive dividends and (ii) such funds' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on such funds' net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended December 31, 1998, the yield for the Class A, B and C shares of the Income Fund were 3.63%, 3.08% and 3.15%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by each fund or repurchased or otherwise sold may be more or less than a shareholder's tax basis in the shares at the time of disposition. Any gain will generally be taxable for federal income tax purposes. Any loss realized on the disposition of a funds' shares which a shareholder has held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any "capital gains distributions" which were received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Each Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. Each fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by a Fund will qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations.

A Fund may be subject to withholding taxes and other taxes imposed by foreign countries. If, at the close of any fiscal year, more than 50% of the assets of a Fund consist of stock or securities of foreign corporations, the Fund may elect to treat foreign income taxes paid by the Fund as having been paid directly by its shareholders. If a Fund qualifies for and makes such an election, the shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata share of foreign income taxes paid by the Fund and (ii) treat such pro rata share as foreign income taxes paid by them. Such shareholders may then use such pro rata portion of foreign income taxes as foreign tax credits, subject to applicable limitations, or, alternatively, deduct them in computing their taxable income. Shareholders who do not itemize deductions for federal income tax purposes will not be entitled to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for foreign taxes paid by a Fund may be required to treat a portion of the dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that a Fund qualifies for and makes the election described above, its shareholders will be notified of the amount of
(i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of dividends which represents income from each foreign country.

Forward foreign currency contracts, foreign currency put and call options and other investment techniques and practices which a Fund may utilize may affect the character and timing of the recognition of gains and losses by such Fund. Such hedging transactions may increase the amount of short-term capital gain realized by such Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict a fund's ability to engage in transactions in options and forward contracts.

Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If a Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to such fund.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the funds' Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the year ended December 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Global Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                       10.
                                    Appendix

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                          STATEMENT OF DIFFERENCES
                          ------------------------

 The service mark symbol shall be expressed as.......................... 'sm'